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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  SEPTEMBER 12, 2003


                            MERCER INTERNATIONAL INC.
             (Exact name of Registrant as specified in its charter)


                                   WASHINGTON
         (State or other jurisdiction of incorporation or organization)


             000-9409                                    91-6087550
     (Commission File Number)               (I.R.S. Employer Identification No.)



          14900 INTERURBAN AVENUE SOUTH, SUITE 282, SEATTLE, WA  98168
                               (Address of Office)


                                 (206) 674-4639
              (Registrant's telephone number, including area code)

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ITEM  5.     OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

On September 12, 2003, Mercer International Inc. issued a press release pursuant to Rule 135c under the Securities Act of 1933, as amended (the "Securities Act") announcing its intention to raise approximately $75 million through a private offering of convertible notes or equity related securities in transactions exempt from the registration requirements of the Securities Act.

The press release is attached as Exhibit 99.1 hereto.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

(c)     Exhibits

EXHIBIT  NO.     DESCRIPTION
-----------      -----------

   99.1          Press  Release  issued  by  Mercer International Inc.
                 on September 12, 2003

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     MERCER  INTERNATIONAL  INC.


                                       /s/ Jimmy S.H. Lee
                                     ---------------------------
                                     Jimmy  S.H.  Lee
                                     President

Date:     September  12,  2003

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                                  EXHIBIT INDEX


EXHIBIT  NUMBER     DESCRIPTION
---------------     -----------

      99.1          Press  release  issued  by  Mercer International Inc.
                    on September 12, 2003